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                                 Exhibit 10.14A


                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------



     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), effective as of
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March 31, 1997, is entered into between MELLON BANK, N.A. ("Lender"), with a
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place of business at 400 South Hope Street, Fifth Floor, Los Angeles, California
90071 and SOUTHWEST WATER COMPANY, a Delaware corporation ("Borrower"), with its
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chief executive office at 225 North Barranca Avenue, Suite 200, West Covina,
California 91791-1605.

                                    RECITAL
                                    -------

     A. Borrower and Lender have previously entered into that certain Credit Agreement dated as of August 29, 1996 (the "Credit Agreement"), pursuant to
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which Lender has made certain loans and financial accommodations available to
Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

     B. Borrower has requested Lender to modify the financial covenant in the Credit Agreement relating to the ratio of Consolidated Liabilities to Consolidated Tangible Net Worth.

     C. Lender is willing to amend the Credit Agreement under the terms and conditions set forth in this Amendment. Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Lender's rights or remedies as set forth in the Credit Agreement is being waived or modified by the terms of this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Section 6.02(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(a)  Leverage Ratio.  At any time, permit the ratio of Consolidated
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     Liabilities to Consolidated Tangible Net Worth to be more than 3.20:1.00."

     2.   Effectiveness of this Amendment.  Lender must have received the
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following items, in form and content acceptable to Lender, before this Amendment is effective and before Lender is required to extend any credit to Borrower as provided for by this Amendment. The date on which all of the following conditions have been satisfied is the "Closing Date".
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          (a) Amendment. This Amendment fully executed in a sufficient number of
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     counterparts for distribution to Lender and Borrower.

          (b) Authorizations.  Evidence that the execution, delivery and
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     performance by Borrower of this Amendment has been duly authorized.

          (c) Representations and Warranties.  The Representations and
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     Warranties set forth in the Credit Agreement must be true and correct.

     3.   Representations and Warranties.  The Borrower represents and warrants
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as follows:

          (a) Authority.  The Borrower has the requisite corporate power and
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     authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment and the performance by the Borrower of each Loan Document (as amended or modified hereby) to which it is a party have been duly approved by all necessary corporate action of the Borrower and no other corporate proceedings on the part of the Borrower are necessary to consummate such transactions.

          (b) Enforceability.  This Amendment has been duly executed and
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     delivered by the Borrower.  This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, and is in full force and effect.

          (c) Representations and Warranties.  The representations and
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     warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

          (d) No Default.  No event has occurred and is continuing that
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     constitutes an Event of Default.

     4.   Choice of Law.  The validity of this Amendment, its construction,
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interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

     5.   Counterparts.  This Amendment may be executed in any number of
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counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

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     6.   Due Execution.  The execution, delivery and performance of this
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Amendment are within the power of Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower.

     7.   Reference to and Effect on the Loan Documents.
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          (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Lender.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          (d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

     8.   Ratification.  Borrower hereby restates, ratifies and reaffirms each
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and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

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     9.   Estoppel.  To induce Lender to enter into this Amendment and to
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continue to make advances to Borrower under the Credit Agreement, Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of Borrower as against Lender with respect to the obligations owing by Borrower to Lender under the Loan Documents.

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                      SOUTHWEST WATER COMPANY,
                                      a Delaware corporation



                                      By: /s/PETER J. MOERBEEK
                                          -------------------------------------

                                      Title: VP Finance, Chief Financial Officer
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                                      MELLON BANK, N.A.



                                      By: /s/KEVIN KELLY
                                          --------------------------------------

                                      Title: Vice President
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